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                                                                    EXHIBIT 10.5


                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated April 11, 1996 among Barry Katz, an individual residing at 5609 Cascade Drive, Chapel Hill, North Carolina 27514 ("Katz"), Barry S. Roberts, an individual residing at 207 Stagecoach Road, Chapel Hill, North Carolina 27514 ("Roberts"), John McLaughlin, an individual residing at 901 Smyrna Drive, Whiteville, North Carolina 28472 ("McLaughlin"), Cedric Pearce, an individual residing at 102 Springhill Forest Road, Chapel Hill, North Carolina 27516 ("Pearce"), Robert Capon, an individual residing at 322 Burlage Circle, Chapel Hill, North Carolina 27514 ("Capon"), Steven Winegar, an individual residing at 3410 Cambridge Road, Durham, North Carolina 27707 ("Winegar" and together with Katz, Roberts, McLaughlin, Pearce and Capon, the "Shareholders"), and Oncogene Science, Inc., a Delaware corporation with its principal office located at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553 (the "Company").

                              W I T N E S S E T H:

         WHEREAS, concurrently herewith the Company and Katz, Roberts, McLaughlin and Pearce are entering into an Agreement and Plan of Merger (the "Merger Agreement") whereby MYCOsearch, Inc. ("MYCOsearch"), a North Carolina corporation which is wholly-owned by Katz, Roberts, McLaughlin and Pearce, collectively, is merging into MYCOsearch Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger"); and

         WHEREAS, pursuant to the terms of the Merger, each share of MYCOsearch outstanding on the date hereof is being exchanged for a certain number of shares of the Company (the "OSI Shares") and warrants ("Warrants") to purchase additional shares of the Company (the "Warrant Shares" and together with the OSI Shares, the "Shares"); and
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         WHEREAS, Capon and Winegar are receiving a certain number of OSI Shares and Warrants as compensation for their services to MYCOsearch in connection with the Merger; and

         WHEREAS, the Shareholders desire to have certain registration rights for the Shares under the securities laws, and the Company desires that the Shareholders have such registration rights.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereby agree as follows:

         1. Registration of the Shares. Upon the execution of the Merger Agreement, the Company shall file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, or other appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), covering the Shares (the "Registration Statement") and diligently seek, through its officers, directors, auditors and counsel, to have such Registration Statement declared effective by the Commission to permit the sale of such securities by the Shareholders, subject to Paragraph 2 hereof, through the facilities of all appropriate securities exchanges and the over-the-counter market. Any and all expenses relating to the registration of the Shares and the other matters set forth in this Registration Rights Agreement shall be borne by the Company and the Company shall be responsible for any and all costs, fees and expenses incurred by any Shareholder in connection with the registration of the Shares and reasonable ordinary costs, fees and expenses incurred by any Shareholder in connection with the sale of the Shares (other than



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underwriting discounts and commissions, if any).  In connection with the registration of the Shares:

               (a) The Company will use its best efforts to register and qualify the Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Shareholders for the distribution of such securities;

               (b) The Company shall keep the Registration Statement and any registration or qualification contemplated by this Registration Rights Agreement effective until the earlier of (i) the sale by all of the Shareholders of all of the Shares, and (ii) the fourth anniversary of the date hereof; provided, however, that if at the end of such four-year period, any Shareholder may be deemed to be an "Affiliate" of the Company, the Company shall keep such Registration Statement in effect until the earlier of the date such Shareholder has sold all his Shares and the date which, in the opinion of counsel to the Company and such Shareholder's counsel, is 90 days after such Shareholder is no longer deemed to be an Affiliate of the Company. For purposes of this Agreement, an "Affiliate" is defined as an entity controlling, controlled by, or under common control with, a party;

               (c) The Company shall furnish promptly to each Shareholder such number of copies of the Registration Statement and each amendment or supplement thereto, such number of copies of each preliminary and final prospectus contained in the Registration Statement, and each amendment or supplement thereto, all of which conform with the requirements of the Securities Act and the rules and regulations thereunder, and such other documents as any such Shareholder from time to time may reasonably request;


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               (d)   The Company shall prepare and file with the Commission and the applicable securities and Blue Sky authorities such amendments and supplements (including post-effective amendments), to the Registration Statement and any related prospectus, applications and documents as may be necessary or appropriate to permit the continuous sale of the Shares, shall use its best efforts to have any such post-effective amendments declared effective as promptly as practicable; and shall notify the Shareholders promptly when any such post-effective amendment has become effective. The Company shall notify the Shareholders, at any time when a prospectus relating to the Shares covered by the Registration Statement is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the Registration Statement and the related prospectus to correct any such untrue statement or omission;

               (e) The Company agrees to indemnify and hold harmless each of the Shareholders, their respective agents and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Registration Rights Agreement, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts


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paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (i) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Shares, or (ii) in any application or other document or communication (in this Registration Rights Agreement collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Shareholder by or on behalf of such Shareholder expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be;

               (f) If any action is brought against any Shareholder or any of his agents or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing section, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses. Such indemnified party or parties shall have the right to employ his or their


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own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to him or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Registration Rights Agreement to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Shareholders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Shares;


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               (g)   The Shareholders agree to jointly and severally indemnify
and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Shares held by such Shareholder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to such Shareholder in this Registration Rights Agreement, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Shareholder by or on behalf of such Shareholder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Shareholder pursuant to this Registration Rights Agreement, such Shareholder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of this Registration Rights Agreement;

               (h) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to this Registration Rights Agreement (subject to the limitations thereof) but it


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is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Shareholders included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Shareholder in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Shareholder, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and such Shareholder agree that it would be unjust and inequitable if the respective obligations of the Company and such Shareholder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if such Shareholder and the other indemnified parties were treated as one entity for such purpose) or by any


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other method of allocation that does not reflect the equitable considerations referred to in this Registration Rights Agreement. In no case shall any Shareholder be responsible for a portion of the contribution obligation imposed on all Shareholders in excess of its pro rata share based on the number of shares of the Common Stock of the Company owned by it and included in such registration as compared to the number of shares of the Common Stock of the Company owned by all Shareholders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Registration Rights Agreement, each person, if any, who controls any Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each agent and counsel of each such Shareholder or control person shall have the same rights to contribution as such Shareholder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Registration Rights Agreement. Anything in this Registration Rights Agreement to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent, which shall not be unreasonably withhold. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the


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entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability in respect of such action. This Registration Rights Agreement is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise;

               (i) The Company shall notify the Shareholders of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make all reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

               (j) The Company shall cause the Shares to be listed on the Nasdaq National Market and on any national securities exchange on which the Common Stock of the Company is or may in the future become listed for trading;

               (k) The Company shall take all other actions as may be reasonably necessary to expedite and facilitate the disposition by the Shareholders of the Shares pursuant to the Registration Statement;

               (l) For so long as the Shares are outstanding, the Company shall file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (m) So long as any Shareholder owns any Shares, the Company shall furnish to such Shareholder (i) forthwith upon written request, a written statement by the Company that the Company has complied with the


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reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of its most recent annual or quarterly report to its shareholders, and (iii) a copy of each report and other document filed by the Company with the Commission pursuant to the Securities Act or Exchange Act.

         2. Restrictions as to Sale of OSI Shares. Upon the effectiveness of the Registration Statement (the "Effective Date"), each Shareholder may sell up to 50% of the OSI Shares owned by him without restriction. With regard to the remaining 50% of the OSI Shares owned by each Shareholder (the "Remaining Shares"), each Shareholder may sell up to 10% of the Remaining Shares without restriction at the end of each of the 10 successive months following the Effective Date, commencing with the first full month following the Effective Date.

         3.    Miscellaneous.

              (a) Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested), addressed as follows:

               If to the Shareholders, to:

               Barry Katz
               c/o MYCOsearch, Inc.
               4905 Pine Cone Drive, Suite 5
               Durham, NC 27707

               If to the Company, to

               Oncogene Science, Inc.
               106 Charles Lindbergh Blvd.
               Uniondale, NY 11553
               Attention:  Colin Goddard

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.


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               (b)    This Registration Rights Agreement shall be governed by
and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement on the date first above written.

                                            ONCOGENE SCIENCE, INC.


                                            By:  /s/ COLIN GODDARD
                                                 -------------------------------
                                                 Name:  Colin Goddard
                                                 Title: VP, Pharmaceutical
                                                            Operations


                                                 /s/ BARRY KATZ
                                            ------------------------------------
                                            Barry Katz


                                                 /s/ BARRY S. ROBERTS
                                            ------------------------------------
                                            Barry S. Roberts


                                                 /s/ JOHN McLAUGHLIN
                                            ------------------------------------
                                            John McLaughlin


                                                 /s/ CEDRIC PEARCE
                                            ------------------------------------
                                            Cedric Pearce


                                                 /s/ ROBERT CAPON
                                            ------------------------------------
                                            Robert Capon


                                                /s/ STEVEN WINEGAR
                                            ------------------------------------
                                            Steven Winegar



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